INVESTOR PRESENTATION Q2 2024

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, are based on certain assumptions and often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would” and “could,” as well as negative of such words. These statements relate to Heritage Financial Corporation’s (“we”, “us”, “our”, or the “Company”) financial condition, results of operations, beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance or business. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results for future periods to differ materially from those expressed in any forward-looking statements by, or on behalf of, the Company and could negatively affect the Company’s operating results and stock price performance. Factors that may cause such a difference include, but are not limited to: • potential adverse impacts to economic conditions nationally or in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company’s business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth; • changes in the interest rate environment, including past increases in the Federal Reserve benchmark rate and the duration at which increased interest rate levels are maintained, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; • the impact of continuing inflation and the current and future monetary policies of the Board of Governors of the Federal Reserve System in response thereto; • the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; • the effects of any federal government shutdown; • legislative or regulatory changes that adversely affect our business, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules, and including as a result of the upcoming 2024 presidential election; • credit and interest rate risks associated with the Company’s businesses, customers, borrowings, repayment, investment, and deposit practices; • fluctuations in deposits; • liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; • disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; • effects of critical accounting policies and judgments, including the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and • the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business and the businesses of our clients. Further you should also consider the risks, assumptions and uncertainties set forth in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2023, as well as those set forth in other reports we file with or furnish to the Securities and Exchange Commission. These risks, assumptions and uncertainties should be considered in evaluating any forward-looking statements, and undue reliance should not be placed on such statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information. Non-GAAP Financial Information The Company reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Slides containing a discussion and reconciliation of non-GAAP financial measures are contained in the Appendix - Reconciliation of Non-GAAP Financial measures and Quarterly Financial Statistics.. All dollars throughout the entire presentation are in millions unless otherwise noted, except per share amounts. Percentages presented may not total 100% due to rounding. All tables and charts are as of June 30, 2024 unless otherwise noted. FORWARD LOOKING STATEMENTS

HERITAGE FINANCIAL CORPORATION OVERVIEW

4 OVERVIEW General Overview Nasdaq symbol HFWA Stock price(2) $20.82 Market capitalization(2) $722 million Institutional ownership(2) 82.4% Headquarters Olympia, WA # of branches 50 Year established 1927 Q2 2024 Financial Highlights Assets $7.1 billion Deposits $5.5 billion Loans receivable $4.5 billion Net income $14.2 million Net interest margin 3.29% ROAE(3) 6.75% ROATCE(1)(4) 9.74% Adjusted ROATCE(1)(4) 10.76% Efficiency ratio 69.4% Adjusted efficiency ratio(1) 67.1% Leverage ratio 10.1% Total capital ratio 13.9% Map obtained from S&P Global Market Intelligence; certain locations of branches overlap on the map. (1) Represents a non-GAAP financial measure (2) Market information as of July 16, 2024. (3) Return on average equity (4) Return on average tangible common equity Metropolitan Statistical Areas Seattle-Tacoma-Bellevue, WA Portland-Vancouver-Hillsboro, OR-WA Eugene-Springfield, OR Boise–Nampa, ID Heritage Branch

5 COMPANY STRATEGY Allocate capital to organically grow our core banking business Ÿ Recent successful hiring of individuals and teams of bankers in high-growth and dynamic Seattle and Portland markets as well as other key markets in and adjacent to our current footprint including our recent branch openings in Eugene, Oregon and Boise, Idaho Ÿ Disciplined approach to concentration risk and active portfolio management Improve operational efficiencies and rationalize branch network Ÿ Focused on achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions Ÿ Closed/Consolidated 36 branches since the beginning of 2010, including 12 branches in 2021 and one branch in 2023 Ÿ Full-time equivalent employee decreased to 748 at June 30, 2024 compared to 803 at December 31, 2023 Ÿ Reduced noninterest expense to average assets to 2.21% in Q2 2024 as compared to 2.32% in Q2 2023 Generate stable profitability and risk adjusted returns Ÿ Return on average tangible common equity(1) ("ROATCE") averaged 14.1% from 2021 to 2023. Ÿ Five-year growth in tangible book value(1) of $3.00, or 20.6%, to $17.56 at June 30, 2024 from $14.56 at June 30, 2019 Remain active and disciplined in M&A Ÿ Five acquisitions in Washington and Oregon since 2013 Ÿ Target metrics = IRR of >15% with earnbacks < 3 years Maintain conservative underwriting standards and actively manage the loan portfolio Ÿ Long track record of strong underwriting with conservative risk profile Ÿ Disciplined approach to concentration risk Ÿ Nonaccrual loans to loans receivable at 0.08% at June 30, 2024 Focus on core deposits to increase franchise value over the long term Ÿ 29.0% noninterest demand deposits to total deposits at June 30, 2024 Ÿ 1.34% cost of total deposits; top 10% performance among US publicly traded banks in Q1 2024 Engage in proactive capital management Ÿ History of increasing regular dividends and utilizing special dividends to manage capital Ÿ In April 2024, approved a new stock repurchase plan up to 5% of the Company's outstanding common shares or approximately 1.7 million shares Ÿ Strong capital ratios: leverage ratio(3) = 10.1%; total capital ratio(3) = 13.9% (1) Represents a non-GAAP financial measure (2) Comparable cost of total deposits provided by S&P Global Market Intelligence for the first quarter of 2024 and includes banks nationwide with shares on Nasdaq or NYSE with total assets less than $100 billion excluding pending merger targets (3) Current quarter capital ratios are estimates pending completion and filing of the Company's regulatory reports

6 PROFITABILITY IMPROVEMENT MEASURES Q4 2023 Q1 2024 Q2 2024 TOTAL Quarterly Impact Investments Sold $151.8 $144.0 $38.8 $334.6 Weighted Average Book Yield of Sales 2.41% 2.37% 2.73% 2.43% Investments Purchased $140.7 $33.1 $— $173.8 Weighted Average Book Yield of Purchases 6.08% 6.05% —% 6.07% Loss on Sale of Investments $10.0 $10.0 $1.9 $21.9 Quarterly Estimated EPS Impact $(0.22) $(0.22) $(0.04) $(0.48) Estimated Annualized Profitability Improvement Estimated Annualized Pre-Tax Financial Impact $5.3 $4.6 $1.0 $10.9 Estimated Annualized EPS Impact $0.12 $0.10 $0.02 $0.24 Balance Sheet Repositioning The Company has completed investment sales over the past several quarters as part of strategic repositioning of the balance sheet. Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Noninterest expense 41,325 40,970 42,723 40,370 39,096 FTE 813 821 803 765 748 Overhead ratio 2.32% 2.25% 2.37% 2.29% 2.21 % Expense Management Measures Costs relating to expense management measures totaling $2.0 million were recognized in Q4 2023 relating to contract renewal negotiations, contract cancellations and severance payments. In the Q1 2024, an additional $1.1 million of severance costs were recognized due to staff reductions. This has resulted in a decrease in noninterest expense. See below for additional details. 41,325 40,970 42,723 40,370 39,096 2.32% 2.25% 2.37% 2.29% 2.21% Overhead ratio Noninterest expense Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024

7 $106,526 $88,444 $75,384 $73,503 Median household income 4.5% 4.0% 16.2% 3.8% 3.9% 12.9% 3.2% 7.2% 18.9% 4.0% 2.1% 13.4% Seattle MSA Portland MSA Boise MSA USA Unemployment rate 2023-2028 Projected Population Growth 2023-2028 Projected Median Household Income Growth STRONG AND DIVERSE ECONOMIC LANDSCAPE Major Employers in the Pacific Northwest Data obtained from www.bls.gov, www.bea.gov and S&P Global Market Intelligence Unemployment data reflects the BLS's latest monthly Economic New Release - Employment & Unemployment Economic data as of May 2024 MSA Tie-out of websites used: https://www.bls.gov/web/metro/laulrgma.htm https://www.bls.gov/web/laus/laumstcm.htm https://data.bls.gov/timeseries/LNS14000000 https://www.zippia.com/advice/largest-companies-in-washington/https://www.zippia.com/advice/largest-companies-in-oregon/

8 LOANS AND DEPOSITS BY LOCATION MSA = Metropolitan or Micropolitan Statistical Area Location based upon branch or office location Loans by MSA Seattle WA $2,167 47.8% Portland OR-WA $655 14.4% Mount Vernon WA $253 5.6% Olympia WA $180 4.0% Yakima WA $108 2.4% Bellingham WA $261 5.8% Other $909 20.1% Deposits by MSA Seattle WA $2,425 44.0% Portland OR-WA $786 14.2% Mount Vernon WA $297 5.4% Olympia WA $488 8.8% Oak Harbor WA $158 2.9% Longview WA $533 9.7% Yakima WA $219 4.0% Bellingham WA $173 3.1% Other $437 7.9%

9 POTENTIAL GROWTH OPPORTUNITIES Map obtained from S&P Global Market Intelligence Certain locations of bank headquarters overlap on the map Financial information as of the most recent quarter publicly available • Long-term goal to build a Pacific Northwest ("PNW") regional commercial community bank; potential opportunities for M&A and production team lift-outs in WA, OR and ID. • Significant number of banks remaining in HFWA footprint; further consolidation is expected. – 11 banks between $200 million and $500 million in assets – 17 banks between $500 million and $1.0 billion in assets – 17 banks between $1.0 billion and $3.5 billion in assets • Target metrics include 15% IRR and earnback of < 3 years. Bank headquarters

10 $1,712 $3,651 $3,879 $4,113 $4,238 $5,553 $6,615 $7,432 $6,980 $7,175 $7,091 $7,060 $1,747 $1,079 $15.02 $15.68 $16.08 $16.88 $20.63 $22.10 $22.85 $24.34 $22.73 $24.44 $24.43 $24.66 $10.73 $11.41 $11.86 $12.70 $13.54 $15.07 $15.77 $17.19 $15.66 $17.40 $17.36 $17.56 Organic Assets Acquired Assets Book value per share Tangible book value per share (1) 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 Q2 2024 Acquired Puget Sound Bancorp $639MM in assets Premier Commercial Bancorp $440MM in assets HISTORICAL GROWTH ORGANIC AND ACQUISITIVE Merged with Washington Banking Company $1.7B in assets (1) Represents a non-GAAP financial measure

11 GROWTH STRATEGY YEAR ACTIVITY 2013 • Acquired Valley Community Bancshares - $254MM in assets • Acquired Northwest Commercial Bank - $65MM in assets 2014 • Merged with Washington Banking Company - $1.7B in assets 2015 • Added a commercial banking team in Seattle, Washington • Formed Capital Markets Group as result of the added expertise 2017 • Added commercial banking team in the greater Portland, Oregon area • Expanded expertise in non-profit lending and added a commercial position focused on deposit production 2018 • Acquired Puget Sound Bancorp - $639MM in assets • Acquired Premier Commercial Bancorp - $440MM in assets 2019 • Added commercial banking team in the greater Portland, Oregon area • Expanded expertise in the dental and healthcare fields 2022 • Added new commercial banking team in Vancouver, Washington • Added new commercial banking team in Portland, Oregon • Expanded into a new market with addition of commercial banking team and full service branch in Eugene, Oregon (branch opened August 2022) 2023 • Expanded into a new market with addition of commercial banking team and full service branch in Boise, Idaho (branch opened January 2023) 2024 • Expanded Builder Banking team with hiring of new SVP, Director of Builder Banking. Future plans include addition of sales positions in greater Seattle, Washington and Boise, Idaho areas. Bank Acquisitions and Team Additions Bank Acquisition Team Addition

FINANCIAL UPDATE

13 LOAN PORTFOLIO Loan Portfolio Composition $232 $196 $171 $171 $167$165 $344 $375 $386 $413 $227 $294 $414 $457 $459 $768 $693 $718 $760 $779 $2,424 $2,524 $2,657 $2,655 $2,714 Consumer Residential real estate Construction & land development Commercial and Industrial (C&I) Commercial real estate (CRE) 2021 2022 2023 Q1 2024 Q2 2024 New Loan Commitments $23 $17 $18 $20 $25$27 $11 $3 $14 $27 $81 $91 $57 $39 $63 $58 $42 $81 $60 $87 $73 $84 $49 $34 $68 Consumer Residential real estate Construction & land development Commercial and Industrial (C&I) Commercial Real Estate (CRE) Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024

14 Construction Commitments $488 $686 $769 $762 $730 $227 $294 $414 $457 $459 $261 $392 $355 $305 $271 Outstanding Balance Available Credit 2021 2022 2023 Q1 2024 Q2 2024 LOC Utilization Rates 25.2% 29.8% 28.2% 31.9% 30.4% 46.5% 42.9% 53.8% 60.0% 62.9% 31.4% 31.1% 31.1% 31.7% 31.6% Utilization Rate - Consumer LOCs Utilization Rate - Construction LOCs Utilization Rate - C&I LOCs 2021 2022 2023 Q1 2024 Q2 2024 LINE OF CREDIT ("LOC") UTILIZATION

15 COMMERCIAL LOAN EXPOSURE Commercial Business Loans by Industry Exposure Industry Amount WARR at 6/30/24 Real estate, rental and leasing $1,901 4.4 Health care and social assistance 338 4.3 Accommodation and food services 186 5.0 Retail trade 147 4.5 Construction 137 4.7 Other services (except Public administration) 105 4.7 Manufacturing 86 4.8 All other industries 593 4.4 Total $3,493 4.5 CRE Loans only by Collateral Type Collateral Type Amount WARR at 6/30/24 Office $552 4.3 Industrial 433 4.4 Retail store / shopping center 293 4.5 Multi-family 343 4.5 Mixed use property 157 4.5 Motel / hotel 145 4.9 Single purpose 117 4.6 Warehouse 139 4.6 Mini-storage 174 4.2 Recreational / school 70 5.0 Other 289 4.6 Total $2,713 4.5 WARR = Weighted average risk rating Categorized by NAICS code. Office - Owner-occupied CRE 10.3% Office - Non-owner occupied CRE 10.1% Industrial 16.0% Retail store / shopping center 10.8% Multi-family 12.6% Mixed use property 5.8% Motel / hotel 5.4% Single purpose 4.3% Warehouse 5.1% Mini-storage 6.4% Recreational / school 2.6% Other 10.6% Real estate, rental and leasing 54.4% Health care and social assistance 9.7% Accommodation and food services 5.3% Retail trade 4.2% Construction 3.9% Other Services (except Public administration) 3.0% Manufacturing 2.5% All other industries 17.0%

16 CHANGES IN LOANS RECEIVABLE $4,428 $167 $(49) $(57) $44 $4,533 Loans receivable at March 31, 2024 Loans originated Prepayments Maturities / Payoffs Net advances/ payments Loans receivable at June 30, 2024 $4,336 $102 $(39) $(33) $62 $4,428 Loans receivable at December 31, 2023 Loans originated Prepayments Payoffs Net advances/ payments Loans receivable at March 31, 2024 Change in loans - Q2 2024 Change in loans - Q1 2024

17 CRE OFFICE CRE Office Loans by Size Size WARR(2) # of Loans Total Balance(1) Average Balance Per Loan(1) >$10 Million 3.3 5 $ 76,432 $ 15,286 $5-$10 Million 4.2 15 92,530 6,169 $2-$5 Million 4.4 43 128,630 2,991 <$2 Million 4.6 453 254,646 562 TOTAL 4.3 516 $ 552,238 $ 1,070 Quality of CRE Office Portfolio: • 82.0% of loans have recourse to owner • 50.5% of loans are owner occupied which are considered to have a lower risk profile • 23.8% of loans are borrowers in the health care and social assistance sectors, who are less likely to reduce office space CRE Office Loans by Industry Type Health Care and Social Assistance 23.8% Professional, Scientific, and Technical Services 3.3% Finance and Insurance 2.9% Other Services (except Public Administration) 2.4% Accommodation and Food Services 1.1% All Other 66.5% (1) Dollars in thousands (2) Weighted average risk rating

18 Net charge-offs (recoveries) on loans to average loans, annualized 0.01% (0.03)% (0.01)% 0.00% (0.11)% 0.06% 0.00% 0.00% 2021 2022 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 (0.15)% (0.10)% (0.05)% 0.00% 0.05% 0.10% Nonaccrual Loans $24 $6 $4 $5 $4 Nonaccrual loans Nonaccrual loans to loans receivable 2021 2022 2023 Q1 2024 Q2 2024 0.62% 0.15% 0.10% 0.11% 0.08% NONACCRUAL LOANS AND NET CHARGE-OFFS

19 CRITICIZED LOANS $183 $135 $150 $172 $176 $24 $89 $60 $65 $65 $78 $71 $69 $80 $102 $94 Substandard - nonaccrual Substandard - accrual Special mention 2021 2022 2023 Q1 2024 Q2 2024 Criticized Loans by Loan Segment Commercial & industrial 32.5% Owner- occupied CRE 19.0% Non-owner occupied CRE 28.7% Residential real estate 0.5% Construction & land development 18.5% Consumer 0.8% Criticized Loans by Collateral Type Motel/Hotel 11.5% Office 10.7% Multi-Family 11.2% Retail Store/Shopping Center 6.0% Mixed Use Property 8.1% Elder Care 7.6% Farm-Bldgs/Land 4.1% Industrial 3.5% Duplex/Tri-Plex/4-Plex 3.2% Other CRE 14.5% Non-CRE 19.6% $6 $4 $5 $4

20 ACL on Loans $42,361 $42,986 $47,999 $49,736 $51,219 1.11% 1.06% 1.11% 1.12% 1.13% ACL on loans ($) ACL on loans / Loans (%) 2021 2022 2023 Q1 2024 Q2 2024 ALLOWANCE FOR CREDIT LOSSES ("ACL") ON LOANS $49,736 $1,388 $(42) $163 $(26) $51,219 March 31, 2024 Change in loan balance Change in collective rate Change in rate and balance Individually evaluated loans June 30, 2024 Change in ACL on Loans - Q2 2024 Dollars in thousands

21 CRITICIZED LOANS AND NET CHARGE-OFF HISTORY Criticized Loans to Total Loans 3.63% 3.79% 6.50% 4.81% 3.34% 3.45% 3.89% 2.19% 2.05% 3.47% 2.63% 1.96% 2.32% 2.51% Heritage Peer Median 2018 2019 2020 2021 2022 2023 Q1 2024 Net Chargeoffs to Average Loans 0.06% 0.09% 0.07% 0.01% (0.03)% (0.01)% 0.00% 0.07% 0.11% 0.05% 0.03% 0.02% 0.07% 0.07% Heritage Peer Median 2018 2019 2020 2021 2022 2023 Q1 2024 (1) Criticized loans includes loans graded special mention or worse (2) Peer Median is the median of 17 identified peer banks ranging in asset size from $4 billion to $15 billion and is as of March 31, 2024 Proactive Credit Management • Heritage proactively downgrades loans that are experiencing financial difficulty. • Criticized loans(1) to total loans higher than peer median(2) since 2018 • NCOs recognized during the same period were lower than peer median.

22 Average Deposit Balances and Cost of Total Deposits $6,090 $6,322 $5,706 $5,541 $5,656 $5,701 $5,621 $5,526 $5,555 0.10% 0.11% 0.69% 1.26% 0.61% 0.83% 1.01% 1.19% 1.34% 0.92% 1.23% 1.48% 1.70% 1.89% 0.16% 0.17% 1.03% 1.80% Average deposits Cost of total deposits Cost of int-bearing deposits 2021 2022 2023 2024 YTD Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 DEPOSITS Deposit Composition 36.7% 35.5% 30.6% 29.5% 29.0% 30.4% 30.9% 28.7% 28.1% 27.0% 17.5% 17.9% 19.5% 19.9% 19.9% 10.0% 10.5% 8.7% 8.4% 8.1% 5.4% 5.2% 12.4% 14.1% 16.0% Noninterest demand deposits Interest bearing demand deposits Money market accounts Savings accounts Certificates of deposit 2021 2022 2023 Q1 2024 Q2 2024

23 DEPOSIT COMPOSITION Customer Deposits by Relationship Size $603 $303 $1,307 $1,450 $1,853 Over $10MM $5MM-$10MM $1MM-5MM $250K-$1MM Less than $250K Consumer Accounts vs. Business Accounts 27% 57% 16% Consumer Commercial CDs Insured vs. Uninsured 38% 62% Insured Uninsured Deposit portfolio as of June 30, 2024: • Majority of deposits are to customers with relationships of $1 million or less. • Uninsured deposits at 38% of total deposits. 13% of uninsured deposits are public deposits that are 100% pledged. • Mix of commercial and consumer accounts.

24 Investment Balances and Investment Yield $1,278 $2,098 $1,874 $1,659 $2,031 $1,894 $1,874 $1,731 $1,659 $757 $1,203 $178 $33 $141 $33 2.13% 2.48% 3.02% 3.34% 2.98% 2.99% 3.15% 3.30% 3.38% Portfolio yield New purchases 2021 2022 2023 2024 YTD Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 INVESTMENT PORTFOLIO Portfolio Duration 4.85 4.93 4.85 4.81 6.76 4.08 3.37 2.33 4.77 4.82 4.85 4.80 4.81 3.10 3.48 2.33 Duration - total portfolio Duration - new purchases only (1) 2021 2022 2023 2024 YTD Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 (1) No investments were purchased during Q2 2023 and Q2 2024

25 $47 $43 $51 $43 $44 $45 $60 $61 $58 $46 $59 $44 $33 $30 $38 $30 $32 $33 $48 $49 $47 $35 $49 $34 $14 $13 $13 $13 $12 $12 $12 $12 $11 $11 $10 $10 Interest Principal Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026 Q1 2027 Q2 2027 INVESTMENT CASHFLOWS Investment cashflows(1) are estimated to be $601 million through Q2 of 2027. (1) Cashflow estimates based on third-party bond accounting service

26 INVESTMENT PORTFOLIO HTM Investment by Type US government and agencies 19.0% Residential CMO and MBS 37.1% Commercial CMO and MBS 43.9% Available for sale ("AFS") and held to maturity ("HTM") investment securities percentages are based on fair value as of June 30, 2024 unless otherwise noted Strong Credit Quality of Portfolio: AFS Securities • 90.1% of AFS in U.S. government and agency securities • Only 1.2% of AFS are rated less than AA HTM Securities • All HTM investments are U.S. government and agency securities • 100% HTM portfolio pledged for public deposits and Federal Reserve Bank borrowings AFS Investments Pledged 0.5% 99.5% Pledged Not pledged AFS Investment by Type US government and agencies 1.3% Municipal securities 7.5% Residential CMO and MBS 47.9% Commercial CMO and MBS 40.8% Corporate obligations 1.2% Other asset-backed securities 1.3%

27 Net Interest Margin 3.23% 3.35% 3.58% 3.31% 3.56% 3.47% 3.41% 3.32% 3.29% 2021 2022 2023 2024 YTD Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 NET INTEREST MARGIN Change in Net Interest Margin QTD Q1 2024 vs. QTD Q2 2024 3.32% 0.18% (0.05)% 0.01% (0.13)% (0.04)% 3.29% QTD Q1 2024 Loans Investments Interest earning deposits Deposits Borrowings QTD Q2 2024 3.73% 0.46% (0.03)% 0.03% (0.70)% (0.18)% 3.31% YTD June 30, 2023 Loans Investments Interest earning deposits Deposits Borrowings YTD June 30, 2024 Change in Net Interest Margin YTD Q2 2023 vs. YTD Q2 2024

28 Adjustable Rate Loans - Repricing Schedule $942 $142 $208 $204 $206 $249 $154 7.82% 4.47% 3.93% 4.10% 5.78% 6.17% 4.97% 7.88% 7.01% 6.90% 6.84% 6.66% 6.80% 7.22% Floating and Adjustable Rate Loans Wtd Avg Rate (1) Wtd Avg Rate if Repriced (2) < 3 Months 3 - 12 Months 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years LOAN MATURITY AND REPRICING (1) Weighted Average Rate as of June 30, 2024 and repricing period signifies the sooner of the next scheduled reprice date or maturity (2) Weighted Average Rate if Repriced as of June 30, 2024 and assumes same index and margin Adjustable Rate Loans • $2.1 billion in total • 54% tied to FHLB index, 21% tied to Prime, 26% tied to SOFR Fixed Rate Loans - Maturity Schedule $26 $155 $137 $162 $216 $198 $1,528 5.21% 4.59% 5.03% 4.34% 4.75% 5.19% 4.27% Fixed Rate Loans Wtd Avg Rate (1) < 3 Months 3 - 12 Months 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Fixed Rate Loans • $2.4 billion in total

29 $98.0 $81.9 $61.8 $19.9 $91.1 $98.0 $77.2 $25.5 Net income PTPP income (1) 2021 2022 2023 2024 YTD Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $16.8 $18.2 $6.2 $5.7 $14.2 $21.8 $20.9 $8.0 $8.3 $17.3 PROFITABILITY TRENDS ROAE, ROATCE(1) and Adjusted ROATCE(1) Noninterest Expense/Avg. Assets ROAA and PTPP ROAA(1) 1.38% 1.12% 0.86% 0.56% 0.95% 1.00% 0.35% 0.33% 0.80% 1.28% 1.34% 1.08% 0.72% 1.22% 1.15% 0.44% 0.47% 0.98% ROAA PTPP ROAA (1) 2021 2022 2023 2024 YTD Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Net Income and PTPP Income(1), in millions 16.45% 14.92% 12.76% 10.05% 12.04% 13.62% 10.21% 9.34% 10.76% 17.05% 14.94% 11.15% 6.90% 12.04% 12.90% 4.69% 4.07% 9.74% 11.64% 10.08% 7.55% 4.74% 8.19% 8.80% 3.04% 2.73% 6.75% ROAE ROATCE (1) Adjusted ROATCE (1) 2021 2022 2023 2024 YTD Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 2.09% 2.06% 2.33% 2.25% 2.32% 2.25% 2.37% 2.29% 2.21% 2021 2022 2023 2024 YTD Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 ROAA = Return on average assets PTPP = Pre-tax, pre-provision ROAE = Return on average equity ROATCE = Return on average tangible common equity (1) Represents a non-GAAP financial measure

30(1) Represents a non-GAAP financial measure (2) Current quarter ratios are estimates pending completion and filing of the Company's regulatory reports CAPITAL RATIOS Equity Ratios 11.5% 11.4% 11.9% 12.0% 12.0% 8.4% 8.2% 8.8% 8.8% 8.9% Stockholders' equity to total assets (GAAP) Tangible common equity to tangible assets(1) 2021 2022 2023 Q1 2024 Q2 2024 13.5% 12.8% 12.9% 12.6% 12.6% 8.7% 9.7% 10.0% 10.0% 10.1% 14.8% 14.0% 14.1% 13.9% 13.9% Total Risk Based Capital Tier 1 Leverage Ratio Common Equity Tier 1 2021 2022 2023 Q1 2024 Q2 2024 Regulatory Capital Ratios(2)

31 LIQUIDITY POSITION (1) Includes FHLB borrowing availability of $1.34 billion at June 30, 2024 based on pledged assets, however, maximum credit capacity is 45% of the Bank's total assets one quarter in arrears or $3.19 billion Liquidity position at June 30, 2024: • Sufficient liquidity to cover estimated uninsured deposits of $2.1 billion. • Access to brokered deposits of $661 million per internal company policy. Liquidity Sources $2,752 $2,721 $2,863 $2,499 $2,408 $1,217 $1,202 $1,418 $1,385 $943 $410 $373 $319 $71 $279 $872 $780 $756 $708 $927 $108 $221 $225 $190 $114 $145 $145 $145 $145 $145 129.5% 131.9% 136.3% 122.3% 116.2% FHLB borrowing availability (1) FRB borrowing availability Unencumbered investment securities available for sale at fair value Cash and cash equivalents Fed funds lines % of uninsured deposits covered by liquidity sources Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024

SHAREHOLDER RETURN

33 TOTAL SHAREHOLDER RETURN Stock Summary(2) Ticker HFWA Exchange Nasdaq Stock price $20.82 Market capitalization (in millions) $722.2 Dividend yield (regular dividend only) 4.42 % Average Daily Volume (3 month) Average daily volume (shares) 187,899 Average daily volume ($000s) $3,912 52-Week High and Low Price 52-week high (December 14, 2023) $22.55 52-week low (October 25, 2023) $15.50 Per Share Tangible book value per share(1) $17.56 EPS - 2024E $1.54 EPS - 2025E $1.82 Number of research analysts 6 Valuation Ratios Price / Tangible book value(1) 118.6 % Price / 2024E EPS 13.5 Price / 2025E EPS 11.5 Dividends Per Share Declared(3) $0.53 $0.72 $0.61 $0.72 $0.84 $0.80 $0.81 $0.84 $0.88 $0.69 $0.10 $0.11 $0.12 $0.15 $0.18 $0.20 $0.20 $0.21 $0.22 $0.23 $0.11 $0.12 $0.13 $0.15 $0.18 $0.20 $0.20 $0.21 $0.22 $0.23 $0.11 $0.12 $0.13 $0.15 $0.19 $0.20 $0.20 $0.21 $0.22 $0.23 $0.11 $0.12 $0.13 $0.17 $0.19 $0.20 $0.21 $0.21 $0.22 $0.10 $0.25 $0.10 $0.10 $0.10 Q1 Q2 Q3 Q4 Special dividends 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024(1) Represents a non-GAAP financial measure (2) Market information as of July 16, 2024 and earnings per share and valuation ratios are based on analysts consensus (3) Dividend information as of July 24, 2024 DIluted Earnings per Share $1.25 $1.30 $1.39 $1.49 $1.83 $1.29 $2.73 $2.30 $1.75 $0.57 $0.32 $0.30 $0.31 $0.27 $0.45 $0.34 $0.70 $0.56 $0.58 $0.16 $0.29 $0.30 $0.40 $0.35 $0.43 -$0.17 $0.90 $0.52 $0.48 $0.41 $0.32 $0.37 $0.35 $0.42 $0.48 $0.46 $0.58 $0.59 $0.51 $0.32 $0.33 $0.33 $0.45 $0.47 $0.66 $0.55 $0.64 $0.18 Q1 Q2 Q3 Q4 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

APPENDIX - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND QUARTERLY FINANCIAL STATISTICS

35 NON-GAAP FINANCIAL MEASURES Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Efficiency Ratio and Adjusted Efficiency Ratio Total noninterest expense (GAAP) $ 41,325 $ 40,970 $ 42,723 $ 40,370 $ 39,096 Net interest income (GAAP) $ 55,824 $ 55,618 $ 53,871 $ 51,530 $ 51,113 Total noninterest income (GAAP) $ 7,281 $ 6,271 $ (3,147) $ (2,900) $ 5,246 Exclude (gain) loss on sale of investment securities, net — 1,940 10,005 9,973 1,921 Exclude gain on sale of branch including related deposits, net — (610) — — — Adjusted total non interest income (non-GAAP) $ 7,281 $ 7,601 $ 6,858 $ 7,073 $ 7,167 Efficiency ratio (GAAP) 65.49% 66.20% 84.23% 83.01% 69.37 % Adjusted efficiency ratio (non-GAAP) 65.49% 64.81% 70.35% 68.89% 67.08 % Dollars in thousands 2021 2022 2023 YTD 2024 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Pretax Preprovision ("PTPP") Income and PTPP Return on Average Assets ("ROAA"): Net income (GAAP) $ 98,035 $ 81,875 $ 61,755 $ 19,907 $ 16,846 $ 18,219 $ 6,233 $ 5,748 $ 14,159 Exclude income tax expense 22,472 17,561 11,160 2,956 3,025 3,578 344 1,120 1,836 Exclude provision for (reversal of provision for) credit losses (29,372) (1,426) 4,280 2,660 1,909 (878) 1,424 1,392 1,268 PTPP income (non-GAAP) $ 91,135 $ 98,010 $ 77,195 $ 25,523 $ 21,780 $ 20,919 $ 8,001 $ 8,260 $ 17,263 Average total assets $ 7,126,250 $ 7,321,455 $ 7,140,024 $ 7,099,621 $7,142,865 $7,212,732 $7,140,876 $7,092,452 $7,106,791 ROAA, annualized (GAAP) 1.38% 1.12% 0.86% 0.56% 0.95% 1.00% 0.35% 0.33% 0.80 % PTPP ROAA, annualized (non-GAAP) 1.28% 1.34% 1.08% 0.72% 1.22% 1.15% 0.44% 0.47% 0.98%

36 NON-GAAP FINANCIAL MEASURES 2021 2022 2023 YTD 2024 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Return on Average Tangible Common Equity ("ROATCE") and Adjusted ROATCE Net income (GAAP) $ 98,035 $ 81,875 $ 61,755 $ 19,907 $ 16,846 $ 18,219 $ 6,233 $ 5,748 $ 14,159 Add amortization of intangible assets 3,111 2,750 2,434 842 623 595 593 421 421 Exclude tax effect of adjustment (653) (578) (511) (177) (131) (125) (125) (88) (88) Tangible net income (non-GAAP) $ 100,493 $ 84,047 $ 63,678 $ 20,572 $ 17,338 $ 18,689 $ 6,701 $ 6,081 $ 14,492 Tangible net income (non-GAAP) $ 100,493 $ 84,047 $ 63,678 $ 20,572 $ 17,338 $ 18,689 $ 6,701 $ 6,081 $ 14,492 Exclude (gain) loss on sale of investment securities, net (29) 256 12,231 11,894 — 1,940 10,005 9,973 1,921 Exclude gain on sale of branch including related deposits, net — — (610) — — (610) — — — Exclude gain on sale of premise and equipment (4,440) (403) — — — — — — — Exclude tax effect of adjustment 938 31 (2,440) (2,498) — (279) (2,101) (2,094) (403) Adjusted tangible net income (non-GAAP) $ 96,962 $ 83,931 $ 72,859 $ 29,968 $ 17,338 $ 19,740 $ 14,605 $ 13,960 $ 16,010 Average stockholders' equity (GAAP) $ 842,067 $ 811,942 $ 818,042 $ 845,193 $ 824,742 $ 821,494 $ 813,383 $ 846,947 $ 843,438 Exclude average intangible assets (252,540) (249,566) (246,965) (245,321) (247,278) (246,663) (246,022) (245,536) (245,106) Average tangible common stockholders' equity (non-GAAP) $ 589,527 $ 562,376 $ 571,077 $ 599,872 $ 577,464 $ 574,831 $ 567,361 $ 601,411 $ 598,332 ROAE, annualized (GAAP) 11.64% 10.08% 7.55% 4.74% 8.19% 8.80% 3.04% 2.73% 6.75 % ROATCE, annualized (non-GAAP) 17.05% 14.94% 11.15% 6.90% 12.04% 12.90% 4.69% 4.07% 9.74 % Adjusted ROATCE, annualized (non- GAAP) 16.45% 14.92% 12.76% 10.05% 12.04% 13.62% 10.21% 9.34% 10.76 % Dollars in thousands

37 2014 2015 2016 2017 2018 2019 2020 2022 2023 Tangible Book Value Per Share: Total stockholders' equity (GAAP) $ 454,506 $ 469,970 $ 481,763 $ 505,305 $ 760,723 $ 809,311 $ 820,439 $ 797,893 $ 853,261 Exclude intangible assets (129,918) (127,818) (126,403) (125,117) (261,553) (257,552) (254,027) (248,166) (245,732) Tangible common equity (non-GAAP) $ 324,588 $ 342,152 $ 355,360 $ 380,188 $ 499,170 $ 551,759 $ 566,412 $ 549,727 $ 607,529 Shares outstanding 30,259,838 29,975,439 29,954,931 29,927,746 36,874,055 36,618,729 35,912,243 35,106,697 34,906,233 Book value per share (GAAP) $ 15.02 $ 15.68 $ 16.08 $ 16.88 $ 20.63 $ 22.10 $ 22.85 $ 22.73 $ 24.44 Tangible book value per share (non-GAAP) $ 10.73 $ 11.41 $ 11.86 $ 12.70 $ 13.54 $ 15.07 $ 15.77 $ 15.66 $ 17.40 Moved to 2nd slide Tangible Book Value Per Share (cont'd): 2024 Q1 Q2 Total stockholders' equity (GAAP) $ 847,580 $ 850,507 Exclude intangible assets (245,311) (244,890) Tangible common equity (non-GAAP) $ 602,269 $ 605,617 Shares outstanding 34,689,843 34,496,197 Book value per share (GAAP) $ 24.43 $ 24.66 Tangible book value per share (non-GAAP) $ 17.36 $ 17.56 NON-GAAP FINANCIAL MEASURES Dollars in thousands

38 As of Period End or for the Three Months Ended June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 Profitability: Net income $ 16,846 $ 18,219 $ 6,233 $ 5,748 $ 14,159 Pre-tax, pre-provision net income(1) $ 21,780 $ 20,919 $ 8,001 $ 8,260 $ 17,263 Diluted earnings per share $ 0.48 $ 0.51 $ 0.18 $ 0.16 $ 0.41 Return on average assets 0.95% 1.00% 0.35% 0.33% 0.80 % Pre-tax, pre-provision return on average assets(1) 1.22% 1.15% 0.44% 0.47% 0.98 % Return on average common equity 8.19% 8.80% 3.04% 2.73% 6.75 % Return on average tangible common equity(1) 12.04% 12.90% 4.69% 4.07% 9.74 % Net interest margin 3.56% 3.47% 3.41% 3.32% 3.29 % Efficiency ratio 65.5% 66.2% 84.2% 83.0% 69.4 % Adjusted efficiency ratio(1) 65.5% 64.8% 70.4% 68.9% 67.1 % Noninterest expense to average total assets 2.32% 2.25% 2.37% 2.29% 2.21 % Balance Sheet: Total assets $ 7,115,410 $ 7,150,588 $ 7,174,957 $ 7,091,283 $ 7,059,857 Loans receivable, net $ 4,204,936 $ 4,219,911 $ 4,287,628 $ 4,378,429 $ 4,481,396 Total deposits $ 5,595,543 $ 5,635,187 $ 5,599,872 $ 5,532,327 $ 5,515,652 Loan to deposit ratio 76.0% 75.7% 77.4% 80.0% 82.2 % Capital: Book value per share $ 23.39 $ 23.31 $ 24.44 $ 24.43 $ 24.66 Tangible book value per share(1) $ 16.34 $ 16.25 $ 17.40 $ 17.36 $ 17.56 Leverage ratio 9.9% 9.9% 10.0% 10.0% 10.1 % Total capital ratio 14.1% 14.1% 14.1% 13.9% 13.9 % Credit Quality: Nonperforming assets to total assets 0.10% 0.07% 0.08% 0.10% 0.12 % ACL on loans to loans receivable 1.09% 1.10% 1.11% 1.12% 1.13 % Dollars in thousands (1) Represents a non-GAAP financial measure QUARTERLY FINANCIAL STATISTICS